Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 24, 2014 (this “Agreement”), by and among PRA HOLDINGS, INC. (the “Borrower”), PRA GLOBAL HOLDINGS, INC. (“Holdings”), UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”), each Participating Lender (as defined below) party or consenting hereto, each other Lender party hereto, and each other Credit Party party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 23, 2013 (as modified by that certain Joinder Agreement dated as of November 12, 2013, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders or other financial institutions or entities from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders reduce the interest rates applicable to the Initial Term Loans on the terms and conditions set forth herein, which reduction in interest rates with respect to the Initial Term Loans (including, for the avoidance of doubt, the New Term Loans advanced to the Borrower on November 12, 2013, which together with the Initial Term Loans are hereinafter referred to as the “Initial Term Loans”) shall be effected by the exchange of Initial Term Loans for Tranche B-1 Loans (as defined below) otherwise having the same terms (except as otherwise provided in this Agreement) as the Initial Term Loans, which Tranche B-1 Loans shall constitute Replacement Term Loans and Initial Term Loans for all purposes of the Credit Agreement and the other Credit Documents;

WHEREAS, the Borrower has hereby notified the Administrative Agent that it is requesting the establishment of Replacement Term Loans pursuant to the sixth paragraph of Section 13.1 of the Credit Agreement;

WHEREAS, the Borrower has requested Replacement Term Loans in an aggregate principal amount of $887,775,000 (the “Tranche B-1 Loans”; the commitments in respect of such Tranche B-1 Loans, the “Tranche B-1 Commitments”; and the Participating Lenders with Tranche B-1 Commitments and any permitted assignees thereof, the “Tranche B-1 Lenders”), which will be available on the Effective Date (as defined below) to refinance all existing Initial Term Loans outstanding under the Credit Agreement immediately prior to effectiveness of this Agreement (the “Existing Loans”);

WHEREAS, each Lender holding Existing Loans under the Credit Agreement immediately prior to effectiveness of this Agreement (each, an “Existing Lender”) executing and delivering a notice of participation in the Tranche B-1 Loans in the form attached as Exhibit A hereto (a “Tranche B-1 Participation Notice”) and electing the cashless settlement option therein (each such Lender in such capacity, a “Converting Lender” and, together with each other Person executing and delivering a Tranche B-1 Participation Notice or otherwise providing a Tranche B-1 Commitment, the “Participating Lenders”) shall be deemed to have exchanged on the Effective Date the aggregate outstanding principal amount of its Initial Term Loans (or such lesser amount as the Lead Arranger (as defined below) may allocate and/or as such Converting Lender may specify in its Tranche B-1 Participation Notice) under the Credit Agreement for an equal aggregate principal amount of Tranche B-1 Loans under the Credit Agreement;

WHEREAS, at the election of UBS Securities LLC, in its capacity as lead arranger (in such capacity, the “Lead Arranger”), to the extent that one or more Persons agree to act as fronting banks for the syndication of the Tranche B-1 Loans (such Persons in such capacity, the “Fronting Banks”), the Fronting Banks will purchase, and the Existing Lenders will sell to the Fronting Banks, immediately prior to effectiveness of this Agreement, (A) Initial Term Loans of Existing Lenders that do not execute and deliver a Tranche B-1 Participation Notice (the “Non-Participating Lenders”), (B) Initial Term Loans of Existing Lenders that execute and deliver a Tranche B-1 Participation Notice and elect the cash settlement option therein and (C) Initial Term Loans of Existing Lenders that execute and deliver a Tranche B-1 Participation Notice to the extent that such Existing Lenders have elected to exchange, or have been allocated by the Lead Arranger, an aggregate principal amount of Tranche B-1 Loans that is less than their outstanding principal amount of Initial Term Loans (solely to the extent of such non-exchanged Initial Term Loans) (the Loans described in the foregoing clauses (A), (B) and (C), collectively, the “Reallocated Loans”);

WHEREAS, to the extent there exist any Reallocated Loans, the Fronting Banks shall be deemed to exchange on the Effective Date such Reallocated Loans on a cashless settlement basis for an equal aggregate principal amount of Tranche B-1 Loans under the Credit Agreement, and such Reallocated Loans shall promptly thereafter be purchased by Participating Lenders (other than Converting Lenders) (the “New Lenders”) and Converting Lenders purchasing additional Tranche B-1 Loans, each in accordance with such Participating Lenders’ respective Tranche B-1 Participation Notice and as allocated by the Lead Arranger; and

WHEREAS, contemporaneously with the effectiveness of the Tranche B-1 Commitments the Borrower wishes to make certain amendments to the Credit Agreement to provide for the incurrence of the Tranche B-1 Loans and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      New Lenders.  Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be.

2.                                      Credit Agreement Amendments.  Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of March 24, 2014, among Holdings, the Borrower, the other Credit Parties party thereto, the Lenders party or consenting thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 1.

“Tranche B-1 Loan” shall have the meaning specified in Amendment No. 1.

(b)                                 Clause (ii) of the definition of Applicable Margin in Section 1.1 of the Credit Agreement is amended by decreasing each per annum interest rate margin applicable to Revolving Credit Loans and each per annum Letter of Credit Fee, in each case therein, by 0.50% per annum.

(c)                                  The definition of “Initial Term Loans” is amended by adding the following proviso at the end thereof: “; provided that from and after the Amendment No. 1 Effective Date, “Initial Term Loans” shall include all Tranche B-1 Loans made in favor of the Borrower (through exchange or otherwise) pursuant to Amendment No. 1.

(d)                                 Section 2.14(d) of the Credit Agreement is amended by replacing each reference to “Initial Term Loans” therein with “the Initial Term Loans incurred on the Amendment No. 1 Effective Date”.

(e)                                  Each of (x) the definition of “Repricing Transaction” in Section 1.1 of the Credit Agreement and (y) Section 5.1(b) of the Credit Agreement is amended by (i) replacing each reference to “Initial Term Loans” therein with “Initial Term Loans incurred on the Amendment No. 1 Effective Date” and (ii) replacing each reference to “the Closing Date” therein with “the Amendment No. 1 Effective Date”.

3.                                      Tranche B-1 Loans.  Subject to the terms and conditions set forth herein, each Tranche B-1 Lender severally agrees to exchange Existing Loans for Tranche B-1 Loans and/or make Tranche B-1 Loans to the Borrower in a single borrowing in Dollars on the Effective Date.  Pursuant to the sixth paragraph of Section 13.1 of the Credit Agreement, the Tranche B-1 Loans shall constitute Initial Term Loans that replace outstanding Existing Loans.  The Tranche B-1 Loans shall be subject to the following terms and conditions:

(a)                                 Applicable Margin.  The Applicable Margin for the Tranche B-1 Loans shall mean, as of any date of determination, the applicable percentage per annum as set forth below.

Tranche B-1 Loans

LIBOR Loans	ABR Loans
3.50%	2.50%

(b)                                 Principal Payments.  The Borrower shall make principal payments on the Tranche B-1 Loans on each Initial Term Loan Repayment Date occurring after the Effective Date in an amount equal to 0.25% of the $890,000,000 aggregate principal amount of the Initial Term Loans made in favor of the Borrower (including through exchange or otherwise) on the Closing Date and on November 12, 2013.  Any remaining outstanding amount of Tranche B-1 Loans shall be repaid in full on the Initial Term Loan Maturity Date.

(c)                                  Voluntary and Mandatory Prepayments.  Scheduled installments of principal of the Tranche B-1 Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B-1 Loans in accordance with Sections 5.1 and 5.2 of the Credit Agreement respectively.

(d)                                 Terms Generally.  Other than as set forth herein, for all purposes under the Credit Agreement and the other Credit Documents, the Tranche B-1 Loans shall have the same terms as the Initial Term Loans and shall be treated for purposes of voluntary and mandatory prepayments (including any applicable prepayment fees and for scheduled principal payments) and all other terms as Initial Term Loans.

(e)                                  Proposed Borrowing.  This Agreement represents a request by the Borrower to borrow Tranche B-1 Loans from the Participating Lenders as set forth on the applicable Borrowing notice to be delivered by the Borrower under the Credit Agreement.

(f)                                   New Lenders.  Each New Lender acknowledges and agrees that it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(g)                                  Credit Agreement Governs.  Except as set forth in this Agreement, the Tranche B-1 Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents.

(h)                                 Exchange Mechanics.  (i)  On the Effective Date, upon the satisfaction of the conditions set forth in Section 4 hereof, the outstanding amount of Existing Loans of each Converting Lender (or such lesser amount as may be allocated by the Lead Arranger and/or specified by such Converting Lender in its Tranche B-1 Participation Notice) shall be deemed to be exchanged for an equal outstanding amount of Tranche B-1 Loans under the Credit Agreement.  Such exchange shall be effected by book entry in such manner, and with such supporting documentation, as may be reasonably determined by the Administrative Agent.

(ii)                                  To the extent there exists any Reallocated Loans, promptly following the Effective Date (but not later than 30 days following the Effective Date), each New Lender and each Converting Lender purchasing additional Tranche B-1 Loans shall purchase Reallocated Loans from the Fronting Banks as directed by the Lead Arranger in accordance with such Participating Lender’s Tranche B-1 Participation Notice and as allocated by the Lead Arranger.  Except to the extent otherwise agreed by the Fronting Banks, purchases and sales of Reallocated Loans shall be made on a ratable basis among the Fronting Banks.

(iii)                               To the extent there exists any Non-Participating Lenders, such Non-Participating Lenders shall be replaced (and the Initial Term Loans of such Non-Participating Lenders shall be assumed) by one or more Converting Lenders pursuant to Section 13.7 of the Credit Agreement as directed by the Lead Arranger.  To the extent that this Section 3(h)(iii) cannot be effected or otherwise at the election of the Lead Arranger, each Participating Lender (other than a Converting Lender (except to the extent such Converting Lender is purchasing additional Tranche B-1 Loans)) shall severally advance Tranche B-1 Loans in Dollars on the Effective Date in accordance with its Tranche B-1 Commitment (or such lesser amount as the Lead Arranger may allocate and/or as such Participating Lender may specify in its Tranche B-1 Participation Notice).  Such funding of Tranche B-1 Loans shall be deemed, automatically and without further act by any Person, to constitute a simultaneous (A) Borrowing by the Borrower of Tranche B-1 Loans pursuant to Section 2.1(a) of the Credit Agreement and (B) prepayment of Existing Loans of Non-Participating Lenders pursuant to Section 5.1 of the Credit Agreement, and such Participating Lenders shall be Initial Term Loan Lenders, and such advance shall constitute a borrowing of Initial Term Loans, for all purposes of the Credit Agreement and the other Credit Documents.

4.                                      Effective Date Conditions.

This Agreement will become effective on the first date on or after March 24, 2014 (the “Effective Date”), on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)                                     this Agreement shall have been executed and delivered by Holdings, the Borrower, the other Credit Parties, the Administrative Agent, each Revolving Credit Lender and the Required Lenders;

(ii)                                  the Administrative Agent shall have received fully executed and delivered Tranche B-1 Participation Notices from Participating Lenders representing 100% of the aggregate outstanding principal amount of the Existing Loans;

(iii)                               the Administrative Agent shall have received a certificate of each Credit Party dated as of the Effective Date signed by an Authorized Officer of such Credit Party (i) (A) certifying and attaching the resolutions or similar consents adopted by such Credit Party approving or consenting to the Tranche B-1 Loans, (B) certifying that the certificate or articles of incorporation or formation and by-laws or operating (or limited liability company) agreement of such Credit Party either (x) have not been amended since December 2, 2013 or (y) are attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of such Credit Party and (ii) in the case of the Borrower, certifying as to the matters set forth in clauses (vi), (vii) and (viii) below;

(iv)                              (A) all fees and out-of-pocket expenses required to be paid or reimbursed by the Borrower in connection with this Agreement shall have been paid or reimbursed and (B) all accrued interest and fees in respect of the Existing Loans outstanding immediately prior to effectiveness of this Agreement shall have been paid;

(v)                                 the Administrative Agent shall have received an opinion of Simpson Thacher & Bartlett LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(vi)                              both immediately before and after giving effect to the Effective Date and the incurrence and/or exchange of the Tranche B-1 Loans thereon, all representations and warranties made by each Credit Party contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “material adverse effect” or similar language shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “material adverse effect” or similar language shall be true and correct in all respects) as of such earlier date);

(vii)                           the representations and warranties in Section 5 of this Agreement shall be true and correct in all material respects as of the Effective Date; and

(viii)                        no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the incurrence of the Tranche B-1 Loans.

5.                                      Representations and Warranties.  By its execution of this Agreement, each Credit Party hereby represents and warrants that:

(i)                                     such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)                                  such Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity; and

(iii)                               neither the execution, delivery or performance by such Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Documents) pursuant to the terms of any Contractual Requirements of any Credit Party or its Restricted Subsidiaries other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other Organizational Document of such Credit Party or any of its Restricted Subsidiaries.

6.                                      Use of Proceeds.  The Borrower covenants and agrees that it will use the proceeds of the Tranche B-1 Loans to refinance the aggregate principal amount of Existing Loans outstanding on the Effective Date and to pay any interest, fees and/or expenses related thereto.

7.                                      Reaffirmation of the Credit Parties.  Each Credit Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement.  For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.

8.                                      Notice.  For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.

9.                                      Tax Forms.  For each relevant New Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 5.4(d) and/or Section 5.4(e) of the Credit Agreement.

10.                               Recordation of the New Loans.  Upon execution and delivery hereof, the Administrative Agent will record the Tranche B-1 Loans made by each Participating Lender in the Register.

11.                               Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.                               Entire Agreement.  This Agreement, the engagement letter among certain of the Parties hereto (or their affiliates) related to the transactions described herein, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.  This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.

13.                               GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14.                               Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

15.                               Counterparts.  This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

16.                               WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER.

17.                               Credit Document.  On and after the Effective Date, this Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 11 above).

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

PRA HOLDINGS, INC.

By:	/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: Senior Vice President of Finance

PRA GLOBAL HOLDINGS, INC.

By:	/s/ Ali J. Satvat
Name: Ali J. Satvat
Title: Treasurer and Assistant Secretary

[Signature Page to Amendment No. 1 to Credit Agreement]

PRA INTERNATIONAL

PRA SUB, INC.

PRA INTERNATIONAL OPERATIONS, INC.

PHARMACEUTICAL RESEARCH ASSOCIATES, INC.

INTERNATIONAL MEDICAL TECHNICAL CONSULTANTS, LLC

PRA EARLY DEVELOPMENT RESEARCH, INC.

RPS PARENT HOLDING CORP.

ROY RPS PARENT HOLDINGS CORP.

RPS GLOBAL HOLDINGS, INC.

CRI NEWCO, INC.

CRI WORLDWIDE, LLC

CRI INTERNATIONAL, LLC

LIFETREE CLINICAL RESEARCH, L.C.

RESEARCH PHARMACEUTICAL SERVICES, INC.

RESEARCH PHARMACEUTICAL SERVICES, LLC

By: ReSearch Pharmaceutical Services, Inc.

SUNSET HILLS LLC

By: Pharmaceutical Research Associates, Inc., its managing member

CLINSTAR, LLC

By: Pharmaceutical Research Associates, Inc., its managing member

CLINSTAR GLOBAL HOLDINGS LLC

By: ClinStar, LLC, its managing member

By: Pharmaceutical Research Associates, Inc., its managing member

CLINSTAR EUROPE, LLC

By: ClinStar Global Holdings, LLC, its managing member

By: ClinStar, LLC, its managing member

By: Pharmaceutical Research Associates, Inc., its managing member

By:	/s/ Timothy McClain
Name: Timothy McClain
Title: Vice President of Legal Affairs

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIGROUP GLOBAL MARKETS INC., as Lender

By:	/s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Sally Reyes
Name: Sally Reyes
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN REVOLVER CLO LTD

By: JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Form of Tranche B-1 Participation Notice

Date: March     , 2014

UBS AG, Stamford Branch, as Administrative Agent

677 Washington Boulevard, 6th Floor

Stamford, CT 06901

Attention:	UBS Agency
Email:	DL-UBSAgency@ubs.com

PRA Holdings, Inc.

Tranche B-1 Participation Notice

Ladies and Gentlemen:

Reference is made to Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of September 23, 2013 (as amended by the Amendment and as otherwise may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, PRA Holdings, Inc. (the “Borrower”), PRA Global Holdings, Inc. (“Holdings”), the Lenders party thereto, and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used but not defined herein are used as defined in the Amendment.

By delivery of this Tranche B-1 Participation Notice, each of the undersigned (each a “Participating Lender”), hereby irrevocably consents to the Amendment and the amendment of the Credit Agreement contemplated thereby and (check as applicable):

For Existing Lenders:

☐                                     Cashless Settlement Option.  Hereby elects, upon the Effective Date, to exchange the outstanding amount of Initial Term Loans of such Participating Lender (or such lesser amount specified on the schedule below or as may be allocated by the Lead Arranger) for an equal outstanding amount of Tranche B-1 Loans under the Credit Agreement.

Amount to exchange
	Amount of Existing	via Cashless	Additional
Name of Participating Lender	Loans	Settlement Option	Commitment (if any) (1)

	$	$	$

(1) If providing an increase in commitments, insert the additional amount of Tranche B-1 Loans you wish to purchase.

☐                                     Cash Settlement Option.   Hereby elects to have the outstanding amount of Initial Term Loans of such Participating Lender (or such lesser amount specified on the schedule below) repaid or purchased and agrees to purchase, on or prior to the date that is 30 days following the Effective Date, Tranche B-1 Loans up to the amount set forth on the schedule below (or such lesser amount as may be allocated by the Lead Arranger).

Amount to exchange
	Amount of Existing	via Cash Settlement	Additional
Name of Participating Lender	Loans	Option	Commitment (if any) (2)

	$	$	$

For New Lenders:

☐                                     Hereby agrees to purchase, on or prior to the date that is 30 days following the Effective Date, Tranche B-1 Loans up to the amount set forth on the schedule below (or such lesser amount as may be allocated by the Lead Arranger).

New Lender Commitment (if
Name of New Lender	any)

$

Exit Election

☐                                     Hereby elects to exit the Initial Term Loan, be repaid in full at the amendment Effective Date, and not participate in any Tranche B-1 Loans.

- Signature Page Follows -

(2) If providing an increase in commitments, insert the additional amount of Tranche B-1 loans you wish to purchase.

Very truly yours,

,

By:
Name:
Title:

,

By:
Name:
Title: